EXHIBIT 32.1

CERTIFICATION

In connection with the quarterly report of EFL Overseas, Inc., (the “Company”) on Form 10-Q for the quarter ended May 31, 2010 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Hebert Schmidt, the Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

July 14, 2010	/s/ Herbert Schmidt
Herbert Schmidt
Principal Executive
and Financial Officer